                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 6, 2004

                            ROCKY SHOES & BOOTS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Ohio                     0-21026                    31-1364046
   -----------------------------    --------------           -------------------
   (State or other jurisdiction      (Commission                (IRS Employer
          of incorporation)          File Number)            Identifycation No.)

              39 East Canal Street, Nelsonville, Ohio               45764
             -----------------------------------------          ------------
              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (740) 753-1951

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 6, 2004, Rocky Shoes & Boots, Inc. (the "Company") entered into a Purchase and Sale of Equity Interests Agreement, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14, Article VII, Article IX and Article X thereof, Strategic Industries LLC (the "Agreement"). Pursuant to the Agreement, the Company will acquire 100% of the issued and outstanding voting limited liability interests of EJ Footwear LLC, Georgia Boot LLC, and HM Lehigh Safety Shoe Co. LLC (the "EJ Footwear Group").

      The aggregate purchase price for the interests will be $87.7 million in cash plus 484,261 shares of the Company's common stock, which were valued at $10 million on the date of signing of the Agreement. The EJ Footwear Group will have no debt and working capital of at least $53.1 million at closing. In connection with the transaction, the Company has negotiated a term sheet for credit facilities totaling $148 million with GMAC Commercial Finance LLC ("GMAC") and American Capital, to fund a portion of the transaction and replace its existing credit facility.

      The transaction, which is expected to close in early January 2005, is subject to a number of closing conditions, including the Company's receipt of firm financing commitments from GMAC and American Capital by mid-December 2004, audited financial statements of the EJ Footwear Group for the prior three years, the funding of the credit facilities at the time of closing of the transaction, and other customary conditions including Hart-Scott-Rodino Act approval.

      The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

      On December 6, 2004, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

      The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  EXHIBITS.

      Exhibit No.                            Description

         2.1 Purchase and Sale of Equity Interests Agreement, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14,
                        Article VII, Article IX and Article X thereof, Strategic Industries LLC, dated as of December 6, 2004.

         99 Press Release, dated December 6, 2004, entitled "Rocky Shoes & Boots Signs Definitive Agreement to Acquire EJ Footwear Group"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROCKY SHOES & BOOTS, INC.

Date:  December 8, 2004                    By: /s/ James E. McDonald
                                               --------------------------
                                               James E. McDonald, Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.                       Description

         2.1 Purchase and Sale of Equity Interests Agreement, by and among SILLC Holdings LLC, Rocky Shoes & Boots, Inc., and solely for the purposes of Section 5.13, Section 5.14,
                        Article VII, Article IX and Article X thereof, Strategic Industries LLC, dated as of December 6, 2004.

        99 Press Release, dated December 6, 2004, entitled "Rocky Shoes & Boots Signs Definitive Agreement to Acquire EJ Footwear Group"